Exhibit 10.42

Execution Copy

GUARANTEE AGREEMENT

made by

NEW MEDIA HOLDINGS I LLC

and each of the other Guarantors party hereto,

in favor of

CITIZENS BANK OF PENNSYLVANIA,

as Administrative Agent

Dated as of June 4, 2014

GUARANTEE AGREEMENT, dated as of June 4, 2014, made by NEW MEDIA HOLDINGS I LLC, a Delaware limited liability company (“Holdings”), and each of the other guarantors listed on the signature pages hereof or Persons that may become a party hereto as provided in Section 3.14 (together with Holdings, the “Guarantors”), in favor of CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below), under that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, New Media Holdings II LLC, a Delaware limited liability company (the “Borrower”), the banks and other financial institutions from time to time parties to the Credit Agreement as Lenders (the “Lenders”) and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Guarantors;

WHEREAS, the Borrower and the Guarantors will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, the Guarantors hereby agree with the Administrative Agent, for the benefit of the Secured Parties, as follows:

SECTION 1

DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The following terms shall have the following meanings:

“Administrative Agent”: as defined in the preamble to this Agreement.

“Agreement”: this Guarantee Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Bankruptcy Code”: Title 11 of the United States Code, entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Borrower”: as defined in the preamble to this Agreement.

“Credit Agreement”: as defined in the preamble to this Agreement.

“Fraudulent Transfer Laws”: §548 of the Bankruptcy Code, 11 U.S.C. §548, or any applicable provisions of comparable state, provincial or territorial law.

“Guarantee”: the guarantee of each Guarantor set forth in Section 2.

“Guaranteed Obligations”: with respect to any Guarantor, the Obligations except for any Excluded Swap Obligations of such Guarantor.

“Guarantors”: as defined in the preamble to this Agreement.

“Holdings”: as defined in the preamble to this Agreement.

“Lenders”: as defined in the preamble to this Agreement.

“Securities Act”: the Securities Act of 1933, as amended.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) As used herein, references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, restated, supplemented or otherwise modified from time to time.

(d) A reference to a statute includes all regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation which amends, revises, restates, supplements or supersedes any such statute or any such regulation.

SECTION 2

GUARANTEE

2.1 Guarantee. (a) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors and permitted assigns, the prompt and complete payment in full (including of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) and performance by the Borrower when due, giving effect to any grace or cure periods (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

(b) Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection.

(c) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee of such Guarantor contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

(d) Subject to Section 3.15 hereof, the guarantee contained in this Section 2 shall remain in full force and effect until all Guaranteed Obligations are irrevocably satisfied in full and all Commitments have been irrevocably terminated, notwithstanding that, from time to time during the term of the Credit Agreement, no Obligations may be outstanding.

(e) No payment made by the Borrower, the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Secured Party from the Borrower, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors under this Section 2 which shall, notwithstanding any such payment (other than any payment made by the Borrower or the Guarantors in respect of the Guaranteed Obligations or any payment received or collected from the Borrower or the Guarantors in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of the Guarantors hereunder until all Guaranteed Obligations are irrevocably satisfied in full and all Commitments have been irrevocably terminated, notwithstanding that, from time to time during the term of the Credit Agreement, no Obligations may be outstanding.

(f) Any term or provision of this Agreement or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations for which any Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor may be liable without rendering this Agreement or any other Loan Document, as it relates to such Guarantor, subject to avoidance under Fraudulent Transfer Laws, in each case after giving effect (a) to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and (b) to the value as assets of such Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to (i) applicable Requirements of Law (ii) Section 2.2 of this Guarantee or (iii) any other Contractual Obligations providing for an equitable allocation among such Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Agreement or other guaranties of the Guaranteed Obligations by such parties.

(g) Consistent with Section 1.4 of the Credit Agreement, in no event shall the Guaranteed Obligations of any Guarantor include any Excluded Swap Obligations.

2.2 Right of Contribution. (a) Each Guarantor agrees that to the extent that any Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.

(b) Each Guarantor’s right of contribution under this Section 2.2 shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 Subrogation. Notwithstanding any payment made by the Borrower or any of the Guarantors hereunder or any set-off or application of funds of the Borrower or any of the Guarantors by the Administrative Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Secured Party against the Borrower or the Guarantors or any collateral security or guarantee or right of offset held by the Administrative Agent or any Secured Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any other Guarantor in respect of payments made by the Borrower or such Guarantor hereunder, until all Guaranteed Obligations are irrevocably satisfied in full and all Commitments have been irrevocably terminated, notwithstanding that, from time to time during the term of the Credit Agreement, no Obligations may be outstanding. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been fully and finally paid in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent for the benefit of the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 2.8.

2.4 Amendments, etc. with respect to the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Borrower or any Guarantor and without notice to or further assent by the Borrower or any Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Administrative Agent or any Secured Party may be rescinded by the Administrative Agent or such Secured Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Party (with the consent of the Borrower and such of the Guarantors as shall be required thereunder), and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, a supermajority of Lenders or all Lenders, as the case may be) may (with the consent of the Borrower and such of the Guarantors as shall be required thereunder) deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Party for the payment of the Guaranteed Obligations may (with the consent of the Borrower and such of the Guarantors as shall be required thereunder) be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Party shall, except to the extent set forth in, and for the benefit of the parties to, the agreements and instruments governing such Lien or guarantee, have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for the guarantees contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest and demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that the guarantee of each Guarantor contained in this Section 2 shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment (and not collectability) without regard to, and shall not be discharged or impaired or otherwise affected by, (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Guaranteed Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Guaranteed Obligations, or of any Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. Each Guarantor agrees that the obligations of each Guarantor hereunder are independent of the obligations of the Borrower and the obligations of any other Guarantor, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the Borrower or any such other Guarantor and whether or not the Borrower or such other Guarantor is joined in any such action or actions. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability under this Section 2, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Borrower, any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments by it hereunder will be paid to the Administrative Agent without set-off or counterclaim subject to the terms hereof at the address of the Administrative Agent set forth in Section 9.2 of the Credit Agreement.

2.8 Application of Proceeds. At such intervals as may be agreed upon by the Borrower, the Guarantors and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of proceeds of the guarantee set forth in this Section 2 in payment of the Obligations in accordance with Section 7.2 of the Credit Agreement.

SECTION 3

MISCELLANEOUS

3.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

3.2 Notices. All notices, requests and demands to or upon the Administrative Agent, the Borrower or the Guarantors hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement.

3.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 3.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by applicable law.

3.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay, or reimburse each Secured Party and the Administrative Agent for, all their actual out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable and documented fees and disbursements of a single law firm as counsel to the Lenders, the Issuing Bank and the Administrative Agent taken as a whole and one local counsel to the Lenders, the Issuing Bank and the Administrative Agent taken as a whole in any relevant material jurisdiction and, if a conflict exists among such Persons, one additional primary counsel and, if necessary or advisable, one local counsel in each relevant jurisdiction.

(b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Credit Agreement.

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

3.5 Successors and Assigns. This Agreement shall be binding upon the successors and permitted assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided that none of the Guarantors may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

3.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Secured Party at any time and from time to time while an Event of Default pursuant to Section 7.1 of the Credit Agreement shall have occurred and be continuing, without notice to the Borrower or such Guarantor, any such notice being expressly waived by such Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such Secured Party may elect, against and on account of the obligations and liabilities of the Borrower and the Guarantors to the Administrative Agent or such Secured Party hereunder and claims of every nature and description of the Administrative Agent or such Secured Party against the Borrower and the Guarantors, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Secured Party may elect, whether or not the Administrative Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Secured Party may have.

3.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

3.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

3.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Guarantors, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

3.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.12 Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or such Guarantor at its address referred to in Section 3.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that the Administrative Agent and the Lenders retain the right to bring proceedings against any Guarantor in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment;

(e) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

3.13 Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any Secured Party has any fiduciary relationship with or duty to the Borrower or any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Borrower and the Guarantors, on the one hand, and the Administrative Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Borrower and the Guarantors and the Secured Parties.

3.14 Additional Guarantors. Each Affiliate of the Borrower that is required to become a party to this Agreement pursuant to Section 5.11 of the Credit Agreement, or that becomes a party hereto at the election of the Borrower in accordance with Section 5.11 of the Credit Agreement, shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Affiliate of an assumption agreement in the form of Annex I hereto.

3.15 Termination or Release. (a) At such time as all Guaranteed Obligations are irrevocably satisfied in full and all Commitments have been irrevocably terminated, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Borrower and each Guarantor hereunder shall terminate, all without delivery of any instrument of performance of any act by any party. Each Guarantor is hereby authorized to file UCC amendments at such time evidencing the termination. At the sole expense of the Borrower or any Guarantor following any such termination, the Administrative Agent shall execute and deliver to the Borrower or such Guarantor such documents as the Borrower or such Guarantor shall reasonably request to evidence such termination. Any execution and delivery of documents or instruments pursuant to this Section 3.15 shall be without recourse to or warranty by the Administrative Agent.

(b) The Administrative Agent shall also release a Guarantor from its obligations hereunder in accordance with Section 8.11 of the Credit Agreement. Each Guarantor is hereby authorized to file UCC amendments at such time evidencing the release. At the sole expense of any Guarantor following any such release and in accordance with Section 8.11 of the Credit Agreement, the Administrative Agent shall deliver to each Guarantor any Collateral held by the Administrative Agent hereunder and execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such release. Any execution and delivery of documents or instruments pursuant to this Section 3.15 shall be without recourse to or warranty by the Administrative Agent.

(c) At any time that the respective Guarantor desires that the Administrative Agent take any of the actions described in immediately preceding paragraph (b), it shall, upon the reasonable request of the Administrative Agent, deliver to the Administrative Agent an officer’s certificate certifying that the release of the respective obligations hereunder is permitted pursuant to paragraph (a) or (b) above. The Administrative Agent shall have no liability whatsoever to any Secured Party as the result of any release of a Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 3.15.

3.16 WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

NEW MEDIA HOLDINGS I LLC,
a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
SEACOAST NEWSPAPERS, INC.
LMG MASSACHUSETTS, INC.
LMG PENNSYLVANIA MANAGEMENT, INC.
THE INQUIRER AND MIRROR, INC.
LMG PENNSYLVANIA HOLDINGS, INC.
LMG PENNSYLVANIA, L.P., by its general partner, LMG Pennsylvania Management, Inc.
THE MAIL TRIBUNE, INC.
LMG NATIONAL PUBLISHING, INC.
THE NICKEL OF MEDFORD, INC.
LMG STOCKTON, INC.

By:	/s/ Kirk A. Davis
Name: Kirk A. Davis
Title: Chief Executive Officer & President

[signatures continue on the following page]

[Signature Page to Guarantee Agreement]

COPLEY OHIO NEWSPAPERS, INC.

ENHE ACQUISITION, LLC

ENTERPRISE NEWSMEDIA HOLDING, LLC

ENTERPRISE NEWSMEDIA, LLC

ENTERPRISE PUBLISHING COMPANY, LLC

GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.

GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.

GATEHOUSE MEDIA COLORADO HOLDINGS, INC.

GATEHOUSE MEDIA CONNECTICUT

HOLDINGS, INC.

GATEHOUSE MEDIA CORNING HOLDINGS, INC.

GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.

GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.

GATEHOUSE MEDIA FLORIDA HOLDINGS, INC.

GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.

GATEHOUSE MEDIA HOLDCO, LLC

GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.

GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.

GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC

GATEHOUSE MEDIA IOWA HOLDINGS, INC.

GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.

GATEHOUSE MEDIA KANSAS HOLDINGS, INC.

GATEHOUSE MEDIA LANSING PRINTING, INC.

GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.

GATEHOUSE MEDIA MANAGEMENT

SERVICES, INC.

GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.

GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.

GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.

GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.

GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.

GATEHOUSE MEDIA MASSACHUSETTS I, INC.

GATEHOUSE MEDIA MASSACHUSETTS II, INC.

GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.

GATEHOUSE MEDIA NEVADA HOLDINGS, INC.

GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.

GATEHOUSE MEDIA NORTH DAKOTA

HOLDINGS, INC.

GATEHOUSE MEDIA OHIO HOLDINGS, INC.

GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.

GATEHOUSE MEDIA OPERATING, LLC

GATEHOUSE MEDIA PENNSYLVANIA

HOLDINGS, INC.

GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.

GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.

GATEHOUSE MEDIA TEXAS HOLDINGS, INC.

GATEHOUSE MEDIA VENTURES, INC.

GATEHOUSE MEDIA, LLC

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC

LIBERTY SMC, L.L.C.

LOW REALTY, LLC

LRT FOUR HUNDRED, LLC

MINERAL DAILY NEWS TRIBUNE, INC.

NEWS LEADER, INC.

SUREWEST DIRECTORIES

TERRY NEWSPAPERS, INC.

THE PEORIA JOURNAL STAR, INC.

By:	/s/ Kirk A. Davis
Name: Kirk A. Davis
Title: Chief Executive Officer & Chief Operating Officer

[Signature Page to Guarantee Agreement]

Annex I

to

Guarantee Agreement

ASSUMPTION AGREEMENT, dated as of             , 201    , made by             , a             (the “Additional Guarantor”), in favor of CITIZENS BANK OF PENNSYLVANIA, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, New Media Holdings I LLC, a Delaware limited liability company (“Holdings”), New Media Holdings II LLC, a Delaware limited liability company (the “Borrower”), the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Holdings and certain Affiliates of the Borrower have entered into (a) the Guarantee Agreement, dated as of June 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), in favor of the Administrative Agent for the benefit of the Secured Parties, (b) the Security Agreement, dated as of June 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Administrative Agent for the benefit of the Secured Parties and (c) the Pledge Agreement, dated as of June 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement, Security Agreement and Pledge Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement, Security Agreement and Pledge Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Guarantee Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 3.14 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.

2. Security Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor hereby becomes a party to the Security Agreement as an Obligor thereunder with the same force and effect as if originally named therein as an Obligor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of an Obligor thereunder. Without limiting the generality of the foregoing terms of this Paragraph 2, the Additional Guarantor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Additional Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Additional Guarantor.

3. Pledge Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor hereby becomes a party to the Pledge Agreement as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. Without limiting the generality of the foregoing terms of this Paragraph 3, the Additional Guarantor hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Additional Guarantor in and to Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement) identified in Schedule 1 hereto.

4. Representations and Warranties. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Sections 3.3, 3.4 and 3.5 of the Credit Agreement applicable to it is true and correct in all material respects with respect to it on and as of the date hereof as if made on and as of such date.

5. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ADDITIONAL GUARANTOR

By:
Name: Title:

SCHEDULE 1

Pledged Equity

	Subsidiary	Jurisdiction	Name of Parent(s)	Percentage Ownership by Parent(s)
1.
2.
3.